PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

NOTE 4:                                             PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	December 31, 2011	January 1, 2011
In thousands
Land and buildings(a)	$72,009	$67,207
Machinery and equipment(b)	233,540	316,569
Furniture and fixtures(b)	127,913	261,709
Leasehold improvements(b)	249,734	488,663
	683,196	1,134,148
Less: Accumulated depreciation and amortization(b)	444,532	758,619
Total property and equipment, net	$238,664	$375,529

(a)

The increase in the balance compared to January 1, 2011 primarily reflected the purchase of the underlying assets of the Ohio distribution center in the second quarter of 2011 under the terms of the previously existing synthetic lease agreement, partially offset by the sale of an 81.25% interest in the global MEXX business (see Note 1 — Basis of Presentation and Significant Accounting Policies).

(b)

The decrease in the balance compared to January 1, 2011 primarily reflected the sale of an 81.25% interest in the global MEXX business (see Note 1 — Basis of Presentation and Significant Accounting Policies and Note 2 — Discontinued Operations).

Depreciation and amortization expense on property and equipment for the years ended December 31, 2011, January 1, 2011 and January 2, 2010, was $66.0 million, $65.6 million and $71.6 million, respectively, which included depreciation for property and equipment under capital leases of $3.8 million, $4.8 million and $4.8 million, respectively. Machinery and equipment under capital leases was $22.6 million and $30.4 million as of December 31, 2011 and January 1, 2011, respectively.